UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 12, 2004

POLYCOM, INC.

(Exact name of registrant as specified in its charter)

State of Delaware	0-27978	943128324
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4750 Willow Road Pleasanton, California	94588
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(925) 924-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 12, 2004, Polycom, Inc. (“Polycom”) entered into a settlement agreement (the “Settlement Agreement”) with Avistar Communications, Inc. (“Avistar”) and Collaboration Properties, Inc., a wholly-owned subsidiary of Avistar (“CPI”), pursuant to which Polycom and CPI settled the following patent infringement litigation matter between them: Collaboration Properties, Inc. v. Polycom, Inc., Case No. 02-CV-04591 (N.D. Cal.) Under the terms of the Settlement Agreement, Polycom has agreed to pay Avistar a one-time amount of $27.5 million, and CPI has agreed to dismiss all claims in the litigation with prejudice.

Polycom will take a one-time charge of $15.8 million in the fourth quarter of 2004 and will record $6.7 million as prepaid royalties and expects to amortize these prepaid royalties through the third quarter of 2013, the expiration date of the patents-in-suit. The Company previously expensed $5.0 million related to this litigation in the third quarter of 2004. A copy of the press release issued by Polycom concerning the settlement is furnished herewith as Exhibit 99.1.

Item 8.01 Other Events

On November 12, 2004, in addition to the Settlement Agreement, Polycom, Avistar and CPI entered into a patent cross-license agreement whereby non-exclusive, fully paid-up, worldwide patent licenses to the respective patent portfolios of each party and its subsidiaries have been granted by Polycom and its subsidiaries to Avistar and its subsidiaries, including CPI, and by Avistar and its subsidiaries to Polycom and its subsidiaries.

The matters set forth in this Current Report, including, without limitation, statements regarding the anticipated charge to be taken and the recordation and amortization of prepaid royalties, contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including accounting changes and other risks and uncertainties that are detailed from time to time in Polycom’s reports filed with the SEC, including Polycom’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004. Polycom disclaims any intent or obligation to update these forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYCOM, INC.

By:	/s/ MICHAEL R. KOUREY
Michael R. Kourey
Senior Vice President, Finance and Administration and Chief Financial Officer

Date: November 15, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated as of November 15, 2004, entitled “Polycom Announces Settlement of Patent Lawsuit With Collaboration Properties, Inc.”.